EX-32.1 SECTION 906 CERTIFICATION

Exhibit 32.1

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF LUCKYCOM, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Luckycom, Inc. for the period ended May 31, 2014, the undersigned, Kingrich Lee, President of Luckycom, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the period ended May 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the period ended May 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of Luckycom, Inc.

Date: August 6, 2014	/s/ Kingrich Lee
Kingrich Lee
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director (principal executive officer, principal financial officer and principal accounting officer)